                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

TO WHOM THESE PRESENTS COME, GREETING:

WHEREAS, there have been presented to me at this office Articles of Amendment in triplicate of

                        FAIRFIELD LIFE INSURANCE COMPANY

A Redomesticated Delaware Insurance Company

Said Articles having been prepared and signed in accordance with

     "An Act Concerning Insurance, and declaring an emergency", approved March 8, 1935, being Chapter 162 of the Acts of 1935, and Acts Amendatory thereof and supplemental thereto.

The name of the corporation is amended as follows:

                       FORETHOUGHT LIFE INSURANCE COMPANY

WHEREAS, such Articles of Amendment have been approved by the Department of Insurance of the State of Indiana as required by said Act; and

Whereas, up due examination I find that they conform to law:

NOW, THEREFORE, I hereby certify that I have this day endorsed my approval upon the triplicate copies of Articles so presented and having received the fees required by law, have filed one copy of the Articles and returned the remaining copies bearing the endorsement of my approval to the Corporation.

                 IN WITNESS WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED THE SEAL OF THE STATE OF INDIANA, AT THE CITY OF
                 INDIANAPOLIS, THIS 10th DAY OF JULY, 1986

                 ------------------------------------------------------------
    [SEAL]       EDWIN J. SIMCOX                  Secretary of State,

                 By
                     -------------------------------------------------------
                                                                      Deputy

                      FILED                               APPROVED
             IND. SECRETARY OF STATE                     FOR USE IN
                                                      STATE OF INDIANA
                                                        JUL 08 1986

                                                                     [ILLEGIBLE]
                                                          INSURANCE COMMISSIONER

                             ARTICLES OF AMENDMENT
                                       OF
                           ARTICLES OF INCORPORATION
                                       OF
                        FAIRFIELD LIFE INSURANCE COMPANY
              A Redomesticated State of Delaware Insurance Company

Frederick W. Rockwood and F. Kristen Koepcke, the President and Secretary, respectively, of Fairfield Life Insurance Company (the "Company"), desiring to give notice of corporate action effecting the amendment and complete restatement of the Articles of Incorporation of the Company, as amended:

                                 SUBDIVISION A

                                 THE AMENDMENT

The text of the Articles of Incorporation have been amended and completely restated so as to provide as follows:

                           ARTICLES OF INCORPORATION
                                       OF
                       FORETHOUGHT LIFE INSURANCE COMPANY
                       As Amended and Completely Restated
                                  July 1, 1986

FORETHOUGHT LIFE INSURANCE COMPANY, a corporation existing under and pursuant to the laws of the State of Indiana (the "Company") hereby amends and completely restates the provisions of the "Articles of Incorporation of Fairfield Life Insurance Company," which became effective on February 14, 1980, as hereinafter set forth in these "Articles of Incorporation of Forethought Life Insurance Company" as amended and completely restated on July 1, 1986 (the "Amended Articles of Incorporation").

BE IT REMEMBERED that the following Amended Articles of Incorporation and all matters heretofore done or hereafter to be done are in accordance with "An Act concerning insurance, and declaring an emergency", approved March 8, 1935, and all acts amendatory thereof and supplemental thereto (the "Act").

                                   ARTICLE I
                                      NAME

The name of this Company shall be FORETHOUGHT LIFE INSURANCE COMPANY.

                                   ARTICLE II
                                    ADDRESS

The post office address of its principal office shall be:

     One Forethought Center
     Batesville, Indiana 47006

The name and address of its resident agent shall be:

     F. Kristen Koepcke
     Hillenbrand Industries, Inc.
     Highway 46
     Batesville, Indiana 47006

                                  ARTICLE III
                              PURPOSES AND POWERS

This Company is formed for the purpose of conducting the business, of and acting as, an insurance company with the power to write such insurance as is authorized under Class 1 of Section 27-1-5-1 of the Indiana Code, as amended. The Company shall have all of the rights and powers set forth in Section 27-1-7-2 of the Indiana Code, as amended, and shall have the power to do all acts and things necessary, convenient or expedient to carry out the purposes for which it was formed.

                                   ARTICLE IV
                              PERIOD OF EXISTENCE

The period during which the Company shall continue is perpetual.

                                   ARTICLE V
                       CAPITAL STOCK AND PAID-IN CAPITAL

The Company shall have $2,500,000 in paid-in capital and $3,500,000 in surplus. The aggregate number of authorized shares of capital stock of the Company shall be 2,000 shares of Common Stock. The Common Stock shall have a par value of $1,250 per share.

                                   ARTICLE VI
                                PLAN OF BUSINESS

The Company shall transact business as a stock company in accordance with
Article III of these Amended Articles of Incorporation.

                                  ARTICLE VII
                                   DIRECTORS

The names and addresses of the officers and directors of the Company are as follows:

Frederick W. Rockwood    One Forethought Center               President and Chairman of
                         Batesville, IN 47006                 the Board of Directors
William C. Bischoff      One Forethought Center               Vice President
                         Batesville, IN 47006
Mark W. Hornibrook       One Forethought Center               Vice President
                         Batesville, IN 47006
John W. Prentice         One Forethought Center               Vice President
                         Batesville, IN 47006
John M. Bonafair         One Forethought Center               Vice President and
                         Batesville, IN 47006                 Compliance Officer
F. Kristen Koepcke       Hillenbrand Industries, Inc.         Secretary
                         Highway 46 Batesville, IN 47006
Steve A. Oldham          Hillenbrand Industries, Inc.         Assistant Secretary
                         Highway 46 Batesville, IN 47006
Christina L. Wilkins     Hillenbrand Industries, Inc.         Treasurer
                         Highway 46 Batesville, IN 47006
Daniel A. Hillenbrand    Hillenbrand Industries, Inc.         Director
                         Highway 46 Batesville, IN 47006
Lonnie M. Smith          Hillenbrand Industries, Inc.         Director
                         Highway 46 Batesville, IN 47006
W August Hillenbrand     Hillenbrand Industries, Inc.         Director
                         Highway 46 Batesville, IN 47006

Tom E. Brewer            Hillenbrand Industries, Inc.         Director
                         Highway 46 Batesville, IN 47006

Each of the above named directors shall serve until the first annual shareholders' meeting and until his successor is chosen and qualified or, in the event of resignation, death or disqualification prior thereto, until his successor can be chosen and qualified.

                                  ARTICLE VIII
                             TERMS OF CAPITAL STOCK

Section 1.  Common Stock.

A. Authorized Stock. The authorized shares of capital stock of the Company shall consist of 2,000 shares of Common Stock with a par value of $1,250 per share.

B. Relative Rights. All shares of Common Stock shall have the same terms, conditions, rights, preferences, limitations and restrictions as all other shares of Common Stock.

C. Voting Rights. Each holder of record of shares of Common Stock of the Company shall have the right to one vote for each share of Common Stock standing in the shareholder's name on the books of the Company on each matter submitted to a vote at any meeting of the shareholders.

D. Other Rights. Shares of Common Stock of the Company may be issued by the Company for such amount of consideration as may be fixed from time to time by the Board of Directors, without authorization or approval of the shareholders, and may be paid in whole or in part, in money, or other property, tangible or intangible, or in labor actually performed for or services actually rendered to the Company, provided that no shares shall be issued for less than their par value and the consideration for all shares with par value must be paid for in money or other property, as authorized by the Board of Directors, to the extent of such par value.

Section 2. Dividends. The Board of Directors shall have the power to declare and pay dividends on the outstanding shares of Common Stock, payable in cash, in property or in shares of the Company, provided that it possesses assets in the amount of such payment in excess of its liabilities, including its capital stock, that in no instance shall any dividend reduce the surplus of the Company below an amount equal to 50% of the capital stock of the Company, and that no extraordinary dividend or distribution to the Company's shareholders shall be declared or paid by the Board of Directors until the Commissioner has received notice of the payment and has (i) not within 30 days disapproved such payment, or (ii) has approved such payment.

For purposes of this section, an extraordinary dividend or distribution includes any dividend or distribution of cash or other property, whose fair market value together with that of other dividends or distributions paid within the preceding 12 months exceeds the greater of (i) 10% of the Company's surplus as shown in its most recent annual statement submitted to the Commissioner, or (ii) the net gain from the Company's operations as shown in its most recent annual statement submitted to the Commissioner but shall not include pro rata distributions or any class of the Company's own securities.

Notwithstanding any other provision of law, the Company may declare an extraordinary dividend or distribution which is conditional upon the Commissioner's approval thereof, but such a declaration shall confer no rights upon shareholders until (i) the Commissioner has approved the payment of such dividend or distribution or (ii) the Commissioner has not disapproved such payment within the 30 day period referred to in this section.

Section 3. Redemption. The Company shall have the power to acquire, hold and dispose of (but not to vote) its own shares to the extent permitted by law.

Section 4. Equitable Interest in Rights or Shares. The Company, to the extent permitted by law, shall be entitled to treat the person in whose name any share or right is registered on the books of the Company as the owner thereof, for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such share or right on the part of any other person, whether or not the Company shall have notice thereof.

                                   ARTICLE IX
                                   DIRECTORS

Section 1. Management. The business of the Company shall be managed by a Board of Directors. The directors shall have all of the qualifications, powers and authority and shall be subject to all limitations as set forth in the Act. The number of directors of the Company shall not be less than five nor more than fifteen, the exact number to be specified from time to time, by the Company's By-Laws. If the By-Laws do not otherwise provide, the number of directors shall be five. If specified in the By-Laws, the Board of Directors may be divided into two or more classes, whose terms of office shall expire at different times, but no term shall continue longer than a period of six years.

Section 2. Qualifications. Every director shall, during his term of service, be a citizen of the United States or the Dominion of Canada and at least one of the directors shall reside in Indiana.

Section 3. Vacancy. Any vacancy on the Board of Directors caused by resignation, death or other incapacity, or increase in the number of directors may be, in the discretion of the Board, filled by a majority vote of the remaining directors (whether or not a quorum) or left unfilled until the next meeting of the shareholders. The failure of the Board of Directors or the shareholders to fill one or more vacancies on the Board of Directors or to elect a full Board of Directors shall not, in any way, prevent or restrict the Board of Directors from exercising the powers of the Company or from directing its business and affairs.

                                   ARTICLE X
                             REGULATION OF BUSINESS

Section 1. Location of Meetings. Meetings of the shareholders, the Board of Directors or any committees of the Board of Directors may be held at such place, within or without the State of Indiana, as may be specified in the respective notices or waivers of notice thereof.

Section 2. Code of By-Laws. The Board of Directors shall have the power to make, alter, amend or repeal the By-Laws of the Company.

Section 3. Indemnification. The Company may indemnify any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses reasonably incurred by such person in connection with the defense of any action, suit or proceeding, civil or criminal, in which he is made or threatened to be made, a party by reason of being or having been in any such capacity, or arising out of his status as such, except in relation to matters as to which he is adjudged in such action, suit or proceeding, civil or criminal, to be liable for negligence or misconduct in the performance of duty to the Company; provided however, that such indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any provision of the Articles of Incorporation, By-Laws, resolution, or other authorization heretofore or hereafter adopted, after notice, by a majority vote of all the voting shares then issued and outstanding.

                                   ARTICLE XL
                                   AMENDMENTS

The Company reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, or in any amendment hereto, or to add any provision to the Articles of Incorporation or to any amendment hereto, in any manner now or hereafter prescribed or permitted by the provisions of the Act or any amendment thereto, or by the provisions of any other applicable statute of the State of Indiana; and all rights conferred upon shareholders in the Articles of Incorporation or any amendment hereto are granted subject to this reservation.

                                 SUBDIVISION B

                          MANNER OF ADOPTION AND VOTE

Action by Directors. The Board of Directors of the Company, by unanimous written consent, duly adopted resolutions proposing to the sole shareholder of the Company entitled to vote in respect of the Amended Articles of Incorporation that the provisions and terms of the Company's Articles of Incorporation be amended so as to read as set forth above; and called a meeting of such shareholder, to be held July 1, 1986, to adopt or reject the Amended Articles of Incorporation.

Action by Shareholder. The sole shareholder of the Company entitled to vote in respect of the Amended Articles of Incorporation, at a meeting thereof, duly called, constituted and held on July 1, 1986, at which the shareholder was present in person or by proxy, adopted the Amended Articles of Incorporation.

The number of shares entitled to vote in respect of the Amended Articles of Incorporation, the number of shares voted in favor of the adoption of the Amended Articles of Incorporation, and the number of shares voted against such adoption are as follows:

                                                                          TOTAL
--------------------------------------------------------------------------------
Shares entitled to vote:                                                   2,000
Shares voted in favor:                                                     2,000
Shares voted against:                                                          0

Compliance With Legal Requirements. The manner of the adoption of the Amended Articles of Incorporation and the vote by which they were adopted, constitute full legal compliance with the provisions of applicable law, the Amended Articles of Incorporation, and the Code of By-Laws of the Company.

IN WITNESS WHEREOF, the undersigned officers execute these Amended Articles of Incorporation of the Company and certify to the truth of the facts herein stated, this 1 day of July, 1986.

                                   /s/ Frederick W. Rockwood
                                   ---------------------------------------------
                                   Frederick W. Rockwood, President

                                   /s/ F. Kristen Koepcke
                                   ---------------------------------------------
                                   F. Kristen Koepcke, Secretary

STATE OF INDIANA  )
                  ) SS:
COUNTY OF RIPLEY  )

I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that Frederick W. Rockwood, President and F. Kristen Koepcke, Secretary, the officers executing the foregoing Articles of Amendment of the Articles of Incorporation, personally appeared before me, acknowledged the execution thereof, and swore to the truth of the facts therein stated.

WITNESS my hand and Notarial Seal this 1 day of July, 1986.

                           /s/ Carol A. Roell
                           -----------------------------------------------------
                           Notary Public
                                               CAROL A ROELL
                                      NOTARY PUBLIC STATE OF INDIANA
                                               FRANKLIN CO.
                                     MY COMMISSION EXPIRES DEC 2, 1987
                                     ISSUED THRU INDIANA NOTARY ASSOC.
                           -----------------------------------------------------
                           (Printed Signature)

My Commission Expires:  12/2/87

My County of Residence:  Franklin

This Instrument Prepared by Catherine L. Bridge, Attorney at Law, 11 South Meridian Street, Suite 1300, Indianapolis, Indiana 46204

                                STATE OF INDIANA

I hereby certify that this is a true and complete copy of the 10 page document on file in this Office.

DATED: July 15, 1986

/s/ [ILLEGIBLE]
-----------------------------------
                                     Secretary of State

By:  Cynthia L. Mitchell

This Certification [ILLEGIBLE] Replaces Our Previous Certification System.

Ind. Code 23-1-12-1                  Effective 1-1-80

                                                        APPROVED
                                                 DEPARTMENT OF INSURANCE
                                                       SEP 19 2005
                                                       [ILLEGIBLE]
                                                    STATE OF INDIANA
                                                 INSURANCE COMMISSIONER

                             ARTICLES OF AMENDMENT
                                     OF THE
                           ARTICLES OF INCORPORATION
                                       OF
                       FORETHOUGHT LIFE INSURANCE COMPANY

Forethought Life Insurance Company (hereinafter referred to as the "Company"), duly existing under the Indiana Insurance Law and desiring to give notice of corporate action effectuating an amendment of its Articles of Incorporation, sets forth the following facts:

                                                                     [ILLEGIBLE]

                                   ARTICLE I
                                AMENDMENT OF THE
                           ARTICLES OF INCORPORATION

SECTION 1.  The name of the Company is Forethought Life Insurance Company.

SECTION 2. Upon the effectiveness of these Articles of Amendment, the Company's Articles of Incorporation shall be amended by deleting Article V, in its entirety and substituting in its place the following:

                                   ARTICLE V
                       CAPITAL STOCK AND PAID-IN CAPITAL

The Company shall have $2,500,000 in paid-in capital and $3,500,000 in surplus. The aggregate number of authorized shares of capital stock of the Company shall be 2,000 shares of Common Stock. The Common Stock shall have a par value of $2,500 per share.

SECTION 3. Upon the effectiveness of these Articles of Amendment, the Company's Articles of Incorporation shall be amended by deleting Article VIII, Section 1,
A. Authorized Stock in its entirety and substituting in its place the following:

A. Authorized Stock. The authorized shares of capital stock of the Company shall consist of 2,000 shares of Common Stock with a par value of $2,500 per share.

                                   ARTICLE II
                                 EFFECTIVE DATE

The effective date of the amendment shall be the date of filing of these Articles of Amendment with the office of the Indiana Secretary of State, or such other date as may be provided by law.

                                  ARTICLE III
                          MANNER OF ADOPTION AND VOTE

SECTION 1. Action by Directors. The Board of Directors of the Company, acting by unanimous written consent dated July 1, 2005, in lieu of a board meeting, adopted resolutions (1) approving the amendment, (2) recommending that the Company's sole shareholder approve the amendment, (3) directing that the amendment be submitted to the vote of the sole shareholder at a special meeting of the sole shareholder, and (4) calling a special meeting of the sole shareholder to vote on the amendment.

SECTION 2. Action by Sole Shareholder. The sole shareholder of the Company, holding all one thousand (1000) issued and outstanding shares of the Company's voting stock, acting by written consent dated July 1, 2005, in lieu of the special meeting called by the Board of Directors, adopted resolutions (1) approving the amendment, and (2) waiving the notice and the holding of the special meeting of the sole shareholder called by the Board of Directors.

SECTION 3. Compliance with Legal Requirements. The manner of the adoption of the amendment and the written consents by which it was adopted constitute full legal compliance with the provisions of the Indiana Insurance Law and the Company's Articles of Incorporation and Restated Code of By-Laws.

                                   ARTICLE IV
                              CHANGE IN PAR VALUE

These Articles of Amendment amend the Company's Articles of Incorporation to increase the par value of the Company's Common Stock from $1,250 per share to $2,500 per share. Upon the effectiveness of these Articles of Amendment, the Company will have authority to issue a total of 2,000 shares of capital stock, which will be of one class and kind, with a par value of $2,500 per share. As of the effectiveness of these Articles of Amendment, the Company will have 1,000 shares of Common Stock issued and outstanding, with a par value of $2,500 per share.

                     (This space intentionally left blank.)

IN WITNESS WHEREOF, the undersigned officers of the Company executed these Articles of Amendment of the Articles of Incorporation of Forethought Life Insurance Company and certify to the truth of the facts herein stated, this 8th day of July, 2005.

                                   FORETHOUGHT LIFE INSURANCE COMPANY
                                   /s/ Stephen R. Lang
                                   ---------------------------------------------
                                   Stephen R. Lang, President

                                   /s/ David K. Mullen
                                   ---------------------------------------------
                                   David K. Mullen, Secretary

STATE OF INDIANA  )
                  ) SS:
COUNTY OF RIPLEY  )

I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the foregoing State, hereby certify that Stephen R. Lang and David K. Mullen, respectively the President and Secretary of Forethought Life Insurance Company, personally appeared before me, acknowledged execution of the foregoing Articles of Amendment to the Articles of Incorporation and swore to the truth of the facts therein contained.

WITNESS my hand and Notarial Seal this 8th day of July, 2005.

                                   /s/ Kasey K. Poettker
                                   ---------------------------------------------
                                   Notary Public

                                   /s/ Kasey K. Poettker
                                   ---------------------------------------------
                                   Name Printed

My County of Residence:                           KASEY K.POETTKER
Franklin                                  NOTARY PUBLIC - STATE OF INDIANA
                                                   FRANKLIN COUNTY
My Commission Expires:                   MY COMMISSION EXPIRES FEB. 21, 2009
2.21.09                                 ISSUED THROUGH INDIANA NOTARY ASSOC.

This instrument was prepared by Jason D. Kimpel, Attorney at Law, Baker & Daniels LLP, 300 North Meridian Street, Suite 2700, Indianapolis, Indiana 46204

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT
                                       of
                       FORETHOUGHT LIFE INSURANCE COMPANY

I, TODD ROKITA, Secretary of State of Indiana, hereby certify that Articles of Amendment of the above Domestic Insurance Corporation have been presented to me at my office, accompanied by the fees prescribed by law and that the documentation presented conforms to law as prescribed by the provisions of the Indiana Insurance Law.

NOW, THEREFORE, with this document I certify that said transaction will become effective Friday, April 11, 2008.

[SEAL] In Witness Whereof, I have caused to be affixed my signature and the seal of the State of Indiana, at the City of Indianapolis, April 11, 2008.

                                /s/ Todd Rokita
                                ----------------------------------------
                                TODD ROKITA,
                                SECRETARY OF STATE

                                                      198002-843 / 2008041423107

                     APPROVED                             APPROVED
                       AND                              APR 01 2008
                      FILED                             [ILLEGIBLE]
                   [ILLEGIBLE]                        STATE OF INDIANA
             IND. SECRETARY OF STATE                 DEPT. OF INSURANCE
                                                        [ILLEGIBLE]

                             ARTICLES OF AMENDMENT
                                     OF THE
                           ARTICLES OF INCORPORATION
                                       OF
                       FORETHOUGHT LIFE INSURANCE COMPANY

Forethought Life Insurance Company (hereinafter referred to as the "Company"), duly existing under the Indiana Insurance Law and desiring to give notice of corporate action effectuating an amendment of its Articles of Incorporation, sets forth the following facts:

                                               INDIANA SECRETARY OF STATE
                                               RECEIVED
                                               2008 APR 11 PM 1:29

                                   ARTICLE I
                                    ADDRESS

The post office address of its principal office shall be:

     300 N. Meridian Street
     Suite 1800
     Indianapolis, Indiana 46204

The name and address of its resident agent shall be:

     Mary L. Cavanaugh
     Forethought Financial Group, Inc.
     300 N. Meridian Street
     Suite 1800
     Indianapolis, Indiana 46204

                                   ARTICLE II
                                 EFFECTIVE DATE

The effective date of the amendment shall be the date of filing of these Articles of Amendment with the office of the Indiana Secretary of State, or such other date as may be provided by law.

                   (This space is intentionally left blank.)

IN WITNESS WHEREOF, the undersigned officers of the Company executed these Articles of Amendment of the Articles of Incorporation of Forethought Life Insurance Company and certify to the truth of the facts herein stated, this 5th day of March, 2008.

                                     FORETHOUGHT LIFE INSURANCE COMPANY

                                     /s/ Joseph P. Girgenti
                                     -----------------------------------
                                     Joseph P. Girgenti
                                     Senior Vice President
                                     Sales and Marketing Services

                                     /s/ David K. Mullen
                                     -----------------------------------
                                     David K. Mullen
                                     Senior Vice President and Assistant
                                     Secretary

STATE OF INDIANA   )
                   ) SS:
COUNTY OF RIPLEY   )

I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the foregoing State, hereby certify that Joseph P. Girgenti and David K. Mullen, respectively, the Senior Vice President and Assistant Secretary of Forethought Life Insurance Company, personally appeared before me, acknowledged execution of the foregoing Articles of Incorporation and swore the truth of the facts therein contained.

WITNESS my hand and Notarial Seal this 5th day of March, 2008.

                                     /s/ Judith A. Wickens
                                     -----------------------------------
                                     Notary Public

                                     /s/ Judith A. Wickens
                                     -----------------------------------
                                     Printed Name

My County of Residence:                       JUDITH A. WICKENS
Ripley                                NOTARY PUBLIC - STATE OF INDIANA
                                                RIPLEY COUNTY
My Commission Expires:               MY COMMISSION EXPIRES AUG. 9, 2014
August 9, 2014                          ISSUED THROUGH INDIANA NOTARY
                                                   ASSOC.

                         [SEAL]                   INDIANA SECRETARY OF STATE
                                                  RECEIVED
                                                  2009 APR 11 PM 1:29

 STEVE CARTER                 STATE OF INDIANA                 TELEPHONE:
    INDIANA            OFFICE OF THE ATTORNEY GENERAL         317.232.6201
   ATTORNEY        INDIANA GOVERNMENT CENTER SOUTH, FIFTH         FAX:
    GENERAL                        FLOOR                      317.232.7979
                 302 W.WASHINGTON STREET. INDIANAPOLIS, IN
                                 46204-2770
                         www.AttorneyGeneral.IN.gov

                                 April 9, 2008

                                 CERTIFICATION

I have examined the Articles of Amendment of the Articles of Incorporation of Forethought Life Insurance Company, and I certify that they conform to the provisions of the Indiana Insurance Law and are not inconsistent with the State and Federal Constitutions.

                                     Respectfully submitted,

                                     STEPHEN CARTER
                                     Attorney General of Indiana
                                     Atty No. 4150-64

                                     /s/ Gordon E. White, Jr.
                                     -----------------------------------
                                     Gordon E.White, Jr.
                                     Deputy Attorney General
                                     Atty No. 0001041-49
470337